UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 21, 2012 (December 18, 2012)

New Mountain Finance Holdings, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	814-00839	26-3633318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 730-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On December 18, 2012, New Mountain Finance Holdings, L.L.C. amended and restated its credit facility maturing on October 27, 2016 provided by Wells Fargo Bank, National Association (the “Holdings Credit Facility”).  In addition, New Mountain Finance SPV Funding, L.L.C. also amended and restated its credit facility maturing on October 27, 2016  provided by Wells Fargo Bank, National Association (the “SLF Credit Facility” and together with the Holdings Credit Facility, the “Credit Facilities”).

The amendments to the Credit Facilities increased the maximum revolving borrowings under the $185,000,000 Holdings Credit Facility by $25,000,000 for a new maximum borrowing amount of $210,000,000 and the maximum revolving borrowings under the $200,000,000 SLF Credit Facility by $15,000,000 for a new maximum borrowing amount of $215,000,000.The advance rates for borrowings under each of the Credit Facilities were also increased from 67% to 70%.  The Credit Facilities otherwise remain in full force and effect under the respective terms thereof.

The description above is only a summary of the material provisions of the amendments to the Facilities and is qualified in its entirety by reference to the Eighth Amendment to Amended and Restated Loan and Security Agreement under the Holdings Credit Facility and the Eleventh Amendment to Amended and Restated Loan and Security Agreement under the SLF Credit Facility, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and are incorporated herein by reference thereto.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits

(a)         Not applicable.

(b)         Not applicable.

(c)          Not applicable.

(d)         Exhibits.

Exhibit No.

10.1

Eighth Amendment dated as of December 18, 2012 to Amended and Restated Loan and Security Agreement among New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Lender and Collateral Custodian.

10.2

Eleventh Amendment dated as of December 18, 2012 to Amended and Restated Loan and Security Agreement among New Mountain Finance SPV Funding, L.L.C., as Borrower, New Mountain Finance Holdings, L.L.C. as Collateral Administrator, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, National Association, as Lender and Collateral Custodian.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.

Date: December 21, 2012	By:	/s/ Paula A. Bosco
Name: Paula A. Bosco
Title: Secretary

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